ROADSHOW PRESENTATION Investor Presentation February 2025 (NYSE: AZZ)

2 INVESTOR PRESENTATION Disclaimers Cautionary Statements Regarding Forward Looking Statements — Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as "may," "could," "should," "expects," "plans," "will," "might," "would," "projects," "currently," "intends," "outlook," "forecasts," "targets," "anticipates," "believes," "estimates," "predicts," "potential," "continue," or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial, and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Forward-looking statements speak only as of the date they are made and are subject to risks that could cause them to differ materially from actual results. Certain factors could affect the outcome of the matters described herein. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our manufactured solutions, including demand by the construction markets, the industrial markets, and the metal coatings markets. We could also experience additional increases in labor costs, components and raw materials including zinc and natural gas, which are used in our hot-dip galvanizing process, paint used in our coil coating process; supply-chain vendor delays; customer requested delays of our manufactured solutions; delays in additional acquisition opportunities; an increase in our debt leverage and/or interest rates on our debt, of which a significant portion is tied to variable interest rates; availability of experienced management and employees to implement AZZ’s growth strategy; a downturn in market conditions in any industry relating to the manufactured solutions that we provide; economic volatility, including a prolonged economic downturn or macroeconomic conditions such as inflation or changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. AZZ has provided additional information regarding risks associated with the business, including in Part I, Item 1A. Risk Factors, in AZZ's Annual Report on Form 10-K for the fiscal year ended February 29, 2024, and other filings with the SEC, available for viewing on AZZ's website at www.azz.com and on the SEC's website at www.sec.gov. You are urged to consider these factors carefully when evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP – Regulation G Disclosures — In addition to reporting financial results in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"), AZZ has provided EBITDA, Adjusted EBITDA, Net Debt, Net Leverage, Free Cash Flow and Free Cash Flow Conversion which are non-GAAP measures, which should be considered supplemental to, not a substitute for, or superior to, the financial measures calculated in accordance with GAAP. Management believes that the presentation of these measures provides investors with a greater transparency comparison of operating results across a broad spectrum of companies, which provides a more complete understanding of AZZ’s financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as EBITDA and Adjusted EBITDA, to assess operating performance and that such measures may highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures and their nearest GAAP equivalents. For example, AZZ's definitions of non-GAAP financial measures may differ from non-GAAP financial measures used by other companies. For reconciliations to the most directly comparable GAAP measure, see the appendix to this presentation.

3 INVESTOR PRESENTATION Why Invest in AZZ? Differentiated, high value-add metal coatings provider with scale, expertise and customer centric technology uniquely positioned to serve the growing North American steel and aluminum markets Strong business foundation capable of growing sales and margins at or above market levels, supported by multi-year secular growth drivers; while generating significant free cash flow Coil coating and hot dip galvanizing provide environmentally friendly solutions that reduce emissions and extend the life cycle of the coated materials Focused capital allocation to reduce debt and improve leverage while supporting high ROIC investments, and returning capital to shareholders Commitment to EPS growth driven by operational improvement creates compelling investment opportunity and long-term shareholder value

4 INVESTOR PRESENTATION 47% 53% 58% 42% Segment Sales3 Segment Adj. EBITDA3 AZZ is North America’s leading independent post- fabrication hot-dip galvanizing & coil coating solutions company with #1 positions in both markets AZZ Precoat MetalsAZZ Metal Coatings (1) 41 galvanizing locations and 6 surface technologies locations; (2) Currently 13 plants with 15 processing lines, and new plant being constructed in Washington, MO (3) Segment Sales and Adjusted EBITDA based on TTM ended November 30, 2024 (4) Adjusted EBITDA includes corporate costs; For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation. FORT WORTH, TEXAS Headquarter: 3,873 Employees: Metal Coatings locations1: 47 Coil Coating Locations2: 13 ~$1.59B3 TTM Sales $351M4 TTM Adj. EBITDA 22.1%4 TTM Adj. EBITDA Margin AZZ Snapshot (NYSE: AZZ) 1 AZZ Precoat MetalsAZZ Metal Coatings

5 INVESTOR PRESENTATION AZZ’s Strategic Journey 2 2013-2018 Optimized Legacy Footprint • Improved capabilities and profitability of Metal Coatings • Combined Electrical and Industrial assets into one operating segment (infrastructure Solutions) 2019-2022 Strategic Transformation – Positioning for the Future • Divested nuclear and labor augmentation related businesses • Divested majority stake (60%) of non-core Infrastructure Solutions segment to a joint venture • Acquired Precoat Metals • Returned $79 million to shareholders through stock repurchases FY2021-FY2022 • Reduced leverage from 4.2X to 3.5X 2023 -2024 Focused Metal Coatings Company • Invested in our future - New aluminum coil coating facility; on-budget and on–track for full production in FY 2026 • Drove operational excellence with ESG focus • Expanded use of customer-centric and digital technology (DGS, Coil Mart, Coil Zone) • Reduced debt while improving the cost of capital • Identified and pursued customer facing synergies • Attain target leverage of 2.5X-3.0X $571 $810 $903 $1,538 Sales, in millions Strengthen the Core; Invest in the Future • Commitment to continuous process improvement initiatives across the segments • Capture opportunities associated with long- term growth drivers in end markets to sustain >GDP level growth • Invest in technologies to maintain competitiveness • Pursue strategic acquisitions as well as bolt- on opportunities to support growth • Maintain emphasis on Sustainability initiatives • Ensure capital is deployed to highest ROIC opportunities while maintaining a safe operating environment 2025 -2028 $2,0001 (1) Based on management estimates as of 10/30/2024.

6 INVESTOR PRESENTATION Achievements Against Stated Commitments 2 ✓ Commitments Achievements to Date • Reduce Net Leverage from 5.0x to 3.0x by FYE 2024 • Total Net Leverage as of November 30, 2024 2.6x • Preliminary FY24E Adj. EBITDA1 guidance of $300 - $325 million • Adj. EBITDA Margin of 21.2% at mid-point of guidance1 • TTM Adjusted EBITDA1 of $351 million as of 11/30/2024 • Adj. EBITDA Margin of 22.1%1 • Prudently evaluate acquisition opportunities meeting strategic parameters • No acquisitions since May 2022 • Building M&A pipeline • Commitment to Dividend Payment • AZZ continues to pay common stock dividends • Continued focus on reduction of debt; Committed to reducing debt by $75 million to $100 million during fiscal 2025 • TTM debt reduction totaling $110 million as of 11/30/2024 Target Leverage Cash Flow Generation Acquisition Policy Dividend Policy Debt Reduction ✓ ✓ ✓ ✓ (1) Adjusted EBITDA inclusive of corporate costs; For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation

7 INVESTOR PRESENTATION Tom Ferguson President and Chief Executive Officer David Nark Senior Vice President, Marketing, Communications and Investor Relations Tara Mackey Chief Legal Officer Chris Bacius Vice President Business Development Jeff Vellines President & COO Precoat Metals Bryan Stovall President & COO Metal Coatings Our Mission Create superior value in a culture where people can grow and TRAITS matter. We are diverse, collaborative, and service-minded, operating in a culture of TRAITS…Trust, Respect, Accountability, Integrity, Teamwork, and Sustainability Leadership Highlights +200 years of combined industry experience Senior corporate leadership with tenure and track record at AZZ Proven industry leaders at respective coatings businesses Executed and integrated multiple acquisitions, including transformational M&A Track record of success Mission-Driven, Experienced Management Team 3 Jason Crawford Chief Financial Officer Kurt Russell Senior Vice President & CSO

8 INVESTOR PRESENTATION 8 End Markets1 & Drivers 58% 9% 9% 7% 7% (1) Based on AZZ Q3 FY2025 financial results

9 INVESTOR PRESENTATION 9 Uniquely Positioned to Capitalize on Generational Infrastructure Investment in U.S. Source: American Infrastructure Investment and Jobs Act

10 INVESTOR PRESENTATION Operating Segment Production Route Value-Added Capabilities Market Size and Share2 Historical Adjusted EBITDA Performance3 ($ in millions) Metal Coatings Precoat Metals Batch Processing Continuous Processing Hot-Dip Galvanizing Spin Galvanizing Powder Coating Plating Anodizing Coil Coating Slitting Embossing Shape Correction Blanking $2.5B $4.4B ~27% share #1 market position ~21% share #1 market position $138 $126 $157 $189 $197 $206 FY2020 FY2021 FY2022 FY2023 FY2024 TTM 11/2024 $103 $115 $155 $165 $168 $180 EBITDA FY2020 FY2021 FY2022 FY2023 FY2024 TTM 11/2024 Production Input Fabricated Steel Steel & Aluminum Coil Sales $671.1 million1 Sales $921.2 million1 (1) Sales based on TTM as of November 30, 2024 (2) Management estimates based on data from the American Galvanizing Association and National Coat Coaters Association (3) For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation; TTM EBITDA as of 11/30/2024; Precoat EBITDA FY2020-FY2022 prior to acquisition; Fiscal year 2023 Precoat EBITDA adjusted to include results from March 1, 2022 to May 13, 2022 prior to completion of acquisition on May 13, 2022 Value-added tolling model limits risk and exposure to metal price fluctuation COVID Our Leading Segments (#1 Market Position in Each Segment)

11 INVESTOR PRESENTATION Strategic Value Proposition Built on Common Business Models Standout Market Leaders with Best-in-Class Financial Profiles Proprietary Systems Driving Efficiencies in Operations, Procurement, Supply Chain, IT and Back Office Tolling Based Businesses with Minimal Commodity and Inventory Risk Support ESG Enhancements Across Operations Footprint Service-Driven Culture with Focus on Superior Customer Satisfaction 9 Metal Coatings Precoat Metals

12 INVESTOR PRESENTATION Technology: Digital Galvanizing System (DGS) provides customers with near real-time updates and operational efficiencies Metal Coatings Value Proposition Key Value Propositions ✓ Embracing Complexity: Quick turns on special projects to meet demanding customer schedules✓ Value-Added Services: Over 30+ solutions offerings, including surface preparation, ground line coating and a dedicated transportation network✓ Operational Flexibility: Unmatched solutions offering validated through best-in-class Net Promoter Score ✓ Cost, Efficiency and Environmental Benefits: Galvanizing can last between 50-100 years and is then 100% recyclable thereafter✓ Expanded Footprint and Redundancy: Scaled network ensures proximity and logistical cost advantages across the supply chain✓

13 INVESTOR PRESENTATION Metal Coatings Footprint Well-Positioned to Serve Key End-Markets Superior Capabilities Enable Leading Position Across All End-Markets2 North America’s leading post-fabrication hot-dip galvanizer with unmatched competitive moat Spin GalvanizingHot-Dip Galvanizing Powder Coating Anodizing and Plating State-of-the-Art Facilities Across North America1 Construction 27% Industrial 21%Transportation 11% Electrical 18% Other 23% Key Technologies (1) 41 galvanizing locations and 6 surface technologies locations; 1 tubular products location (2) Based on AZZ Q2 FY2025 financial results 10

14 INVESTOR PRESENTATION Metal Coatings Historical Financials $499 $458 $519 $637 $656 $671 FY20 FY21 FY22 FY23 FY24 TTM 11/24 $138 $126 $157 $189 $197 $206 27.7% 27.6% 30.3% 29.7% 30.0% 30.7% FY20 FY21 FY22 FY23 FY24 TTM 11/24 Sales Historical Performance ($ in millions) 11 Adjusted EBITDA1 % Margin (1) Adjusted EBITDA prior to corporate allocations; For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation

15 INVESTOR PRESENTATION Precoat Metals Value Proposition Key Value Propositions Technology: Coilzone provides customers with near real-time access to inventory, production and shipping information generating operational efficiencies ✓ Embracing Complexity: Quickly accommodate customer needs by offering quick turns on special colors and coatings, enhanced with paint blend cell capability✓ Value-Added Services: Unique position as the “one-stop-shop” across all end-markets and substrates for coil coating, slitting, embossing and shape correction✓ Operational Flexibility: Tolling model provides customers with Sourcing Latitude and Late Point SKU identification to meet real-time business demand✓ Cost, Efficiency and Environmental Benefits: Significant cost, quality and environmental advantages vs. post-paint driving increased customer demand✓ Expanded Footprint and Redundancy: Scaled, purpose-built manufacturing network ensures proximity and logistical cost advantages across the supply chain✓

16 INVESTOR PRESENTATION Precoat Metals Footprint Well-Positioned to Serve Key End-Markets Critical Service Provider to Diverse End-Markets2 Construction (79%) Appliance (7%) Transportation (3%)Container (3%)HVAC (3%) Industry leader with entrenched advantages as a unique independent toll coater State-of-the-Art Facilities Across North America1 Coil Coating Slitting Cut-to-Length Laminating / Printing Shape Correction Embossing Key Technologies 12 (1) New greenfield plant being constructed in Washington, Missouri. Currently 13 plants with 15 processing lines (2) Based on AZZ Q3 FY2025 financial results Existing Facility New Facility

17 INVESTOR PRESENTATION Precoat Metals Historical Financials $587 $605 $710 $882 $881 $921 FY20 FY21 FY22 FY23 FY24 TTM 11/24 $103 $115 $155 $165 $168 $180 17.5% 18.9% 21.8% 18.7% 19.0% 19.5% FY20 FY21 FY22 FY23 FY24 TTM 11/24 Sales Adjusted EBITDA3 ($ in millions) Historical Performance 13 % Margin Note: FY based on February year-end; TTM ending 11/30/2024 (1) Precoat sales for FY 20 – FY 22 net of external claims (2) Fiscal year 2023 Precoat Sales and EBITDA are adjusted to include results from March 1, 2022 to May 13, 2022 prior to completion of acquisition on May 13, 2022 (3) Adjusted EBITDA prior to corporate allocations; For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation (4) Precoat EBITDA for FY 20 – FY 22 excludes buy-side standalone diligence adjustments made by AZZ 2 2 1 1 1 4 4 4

18 INVESTOR PRESENTATION Enables AZZ to benefit from secular shift to aluminum cans Run-rate contracted sales of $50+ million exiting FY 2026 at an EBITDA margin above Precoat overall margin ROIC well in excess of cost of capital Long-term contractual customer commitment for 75% of the new capacity Total investment of ~$125 million New aluminum coil coating line under construction in Washington, Missouri Compelling Strategic and Financial Investment Investing in Future Growth Expected to be operational Q4 FY25

19 INVESTOR PRESENTATION Digital Galvanizing System (DGS) is a distinct competitive advantage - Near elimination of paper with proprietary, state-of-the-art tool linked to Oracle ERP system - Fully integrated; Allows real-time decisions and enhanced customer experience - Provides real-time order status updates, tracking and notifications - Improved visibility and decision making across the organization and with customers CoilZone is the industry leading productivity and customer engagement platform - Customer Portal for real time visibility for all inventory transactions of their material - Fully integrated with APM’s ERP system - Paperless scheduling with a customer portal for schedule visibility - Provides customer ability to arrange and release shipments - Heavily integrated with customers through EDI Technology Transformation – A Key Differentiator

20 INVESTOR PRESENTATION 20 Investing in Future Growth Sustai ability • Sustainability is intrinsic to our products as both hot-dip galvanized steel and coil coated steel and aluminum are 100% recyclable • Hot-dip galvanized steel is an infinitely renewable building material and used in renewable energy projects such as wind, solar and battery • Utilizing hot-dip galvanizing and coil coating ensures that fewer natural resources are consumed, fewer emissions are produced in the future, and with minimal environmental impact over the life of a customer’s project Diverse 52 We are essential and environmentally friendly We are committed to sustainability initiatives and reporting We recognize that diversity is key to sustainability • Tracking and Reporting on Scope 1 and 2 consumption and intensity in our annual sustainability report • Targeting a 10% reduction in Scope 1 and Scope 2 consumption and intensity • Tracking green sales in FY2024 and FY2025 to further disclose AZZ’s role in the transition to a low carbon economy • Recognized by Newsweek as one of America’s Most Responsible Companies for the past three years • We embrace the diversity of our employees, customers, vendors, suppliers, stakeholders and consumers, including their unique backgrounds, experiences, creative solutions, skills and talents • Everyone is valued and appreciated for their distinct contributions to the continued growth and sustainability of our business • AZZ’s percentage of women in the global workforce increased over 89% from fiscal years 2020 to 2023 Ethnicity demographics of AZZ’s employees for FY2024(1) 1 AZZ Proxy Report FY2023; Chart excludes 3% ‘not specified’

21 INVESTOR PRESENTATION Precoat MetalsMetal Coatings ($ in millions) COVID Year COVID Year $499 $458 $519 $637 $656 $671 $587 $605 $710 $882 $881 $921 FY20 FY21 FY22 FY23 FY24 TTM 11/24 $1,086 $1,062 $1,229 $1,519 $1,538 $138 $126 $157 $189 $197 $206 $103 $115 $155 $165 $168 $180 22.2% 22.7% 25.4% 23.3% 23.7% 24.2% FY20 FY21 FY22 FY23 FY24 TTM 11/24 $241 $241 $312 $354 $364 Sales Segment Adjusted EBITDA3 Excl. Corporate Costs Consistent Top-Line Growth and Profitability 15 % Margin Note: FY based on February year-end and FY 2025 3Q financial results; Financials exclude AIS which was divested in September 2022; Please reference Appendix for LTM reconciliation (Reg G) (1) Precoat sales for FY 20 – FY 22 net of external claims (2) Fiscal year 2023 Precoat Sales and EBITDA are adjusted to include results from March 1, 2022 to May 13, 2022 prior to completion of acquisition on May 13, 2022 (3) Adjusted EBITDA excludes corporate costs and Infrastructure Solutions results (4) Precoat EBITDA for FY 20 – FY 22 excludes buy-side standalone diligence adjustments made by AZZ 2 2 1 1 1 4 4 4 $1,592 $386

22 INVESTOR PRESENTATION AZZ’s Attractive Financial Metrics Relative to Related Industrial Companies CY22A – CY24E Revenue Growth CY24E EBITDA Margin3 Current Net Working Capital / LTM Sales4 9.1% 0.7% 1.3% (9.0%) (11.0%) AZZ Coatings Building Products Service Centers Steel Mills 22.2% 16.7% 21.1% 7.4% 13.8% AZZ Coatings Building Products Service Centers Steel Mills 11.2% 15.3% 12.1% 19.1% 16.9% AZZ Coatings Building Products Service Centers Steel Mills (FY23 – FY25)1 (FY25)1 As of November 30, 2024 Source: Factset and Company Filings Note: Coatings peers include Valmont, Hill & Smith, Sherwin-William, PPG, and Akzo Nobel; Building Products peers include A. O. Smith, James Hardie, AZEK, Trex, Griffon, Fortune Brands Innovations, Kingspan, Simpson, and Jeld-Wen; Service Centers peers include Reliance, Ryerson, Worthington Steel, and Russel Metals; Steel Mills peers include BlueScope, Nucor, and Steel Dynamics (1) AZZ FY25E metrics represent mid-point of Company’s full year guidance | (2) Worthington Steel growth rate reflects CY23A – CY24E (3) Includes corporate expense | (4) Based on latest available filing; LTM sales representative of most recent quarterly filing for each Company z 2

23 INVESTOR PRESENTATION Q2 FY23 Q2 FY24 Impactful Deleveraging Post Transformational Acquisition Net Leverage Since Precoat Metals Acquisition1 Note: Financials exclude AIS in which AZZ divested 60% into a joint venture in September 2022 (1) Reflects net leverage inclusive of credit agreement-related adjustments; Adjusted EBITDA inclusive of corporate costs (2) Free Cash Flow Conversion defined as (CFO – Capex) / Net Income; Free Cash Flow is a non-GAAP financial measure that requires reconciliation to Cash Flow from Operations. Accordingly, Free Cash Flow conversion is a ratio of a non-GAAP financial measure to a GAAP financial measure that requires reconciliation. • Strong free cash flow generation • ~$115M debt reduction in fiscal year 2024 • $80M debt reduction YTD as of Q3 2025 • Fully Redeemed Series A Convertible Preferred Stock in Q1 FY 2025 Net Debt / Adjusted EBITDA (excl. preferred) Net Debt / Adjusted EBITDA (incl. preferred) 16 (1.7x) No significant debt maturities until FY30 Q2FY23 Q3FY25 2.6x 4.3x 3.6x

24 INVESTOR PRESENTATION Our Capital Allocation Priorities Return Capital Committed to sustaining dividends Manage Leverage(1) Net Leverage target range of 1.5x – 2.5x High ROIC Investments Organic growth, Strategic customer partnerships & Productivity Improvements Strategic M&A Bolt-on acquisitions, and/or strategic M&A that aligns with our business segments 1. Excludes any M&A activity

25 INVESTOR PRESENTATION Sales $1.550 - $1.600 billion Guidance Adjusted EBITDA(2) $340 - $360 million EPS Range $5.00 - $5.30 Sales $1.625 - $1.725 billion Adjusted EBITDA $360 - $400 million EPS Range $5.50 - $6.10 FY 2025 Guidance FY 2026 Guidance(1) (1) FY2026 Guidance Assumptions: Results include approximately $15-$18 million of equity income from AZZ’s minority interest in its unconsolidated subsidiary; The newly built Washington, Missouri plant is expected to be operational in the first half of FY2026, and accretive to earnings in the second half of FY2026; Capital expenditures are expected to be approximately $60 to $80 million, down from $100 to $120 million for FY2025 due to the completion of the Washington, Missouri facility in 2025; Debt-to-leverage ratio is estimated to be between 1.5 to 2.5 times, interest expense is expected to be $60 to $70 million, and the annualized effective tax rate of 25% excludes federal regulatory changes that may emerge; Debt reduction in the range of $140 to $180 million; Adjusted Diluted EPS guidance includes adding back amortization related to the Company’s intangible assets; Excludes all potential M&A activities. (2) For a reconciliation to the most directly comparable GAAP measures, please see the appendix to this presentation

26 INVESTOR PRESENTATION Why Invest in AZZ? Differentiated, high value add metal coatings provider with scale, expertise and customer centric technology uniquely positioned to serve the growing North American steel and aluminum markets Strong business foundation capable of growing sales and margins at or above market levels, supported by multi-year secular growth drivers; while generating significant free cash flow Coil coating and hot dip galvanizing provide environmentally friendly solutions that reduce emissions and extend the life cycle of the coated materials Focused capital allocation to reduce debt and improve leverage while supporting high ROIC investments, and returning capital to shareholders Commitment to EPS growth coupled with multiple expansion creates compelling investment opportunity and long-term shareholder value

ROADSHOW PRESENTATION Appendix

28 INVESTOR PRESENTATION Net Leverage Calculations The table presented above is an excerpt from the Company’s FY2025 Q3 results found in the Company’s 10Q filed 1/07/2025

Reg “G” Tables

Non-GAAP Disclosure of Continuing Operations Adjusted EBITDA 30 The table presented above is an excerpt from the Company’s FY2025 Q3 results found in the Company’s 10Q filed with the SEC on 1/07/2025. Please see page 35 of this presentation for footnotes.

Continuing Operations Non-GAAP Disclosure 31 The table presented above is an excerpt from the Company’s FY2025 Q3 results found in the Company’s 10Q filed with the SEC on 1/07/2025. Please see page 35 of this presentation for footnotes.

Non-GAAP Segment Disclosure from Continuing Operations (Metal Coatings and Precoat Metals) 32 The tables presented above are an excerpt from the Company’s FY2025 Q3 results found in the Company’s 10Q filed with the SEC on 1/07/2025. Please see page 35 of this presentation for footnotes.

Non-GAAP Segment Disclosure from Continuing Operations (Metal Coatings and Precoat Metals) 33 The table presented above is an excerpt from the Company’s FY2025 Q3 results found in the Company’s 10Q filed with the SEC on 1/07/2025. Please see page 35 of this presentation for footnotes.

Non-GAAP Disclosure of Free Cash Flow and Free Cash Flow Conversion Reconciliation 34 2024 2023 Cash Flow from Operations 185,597$ 180,928$ Less: Capital Expenditures (85,100)$ (66,853)$ Free Cash Flow 100,497$ 114,075$ Net Income from Continuing Operations available to common shareholders 32,226$ 72,944$ Free Cash Flow Conversion 312% 156% Nine Months Ended November 30, The table presented above is an excerpt from the Company’s FY2025 Q3 results found in the Company’s 10Q filed with the SEC on 1/07/2024. Please see page 35 of this presentation for footnotes.

Notes for Non-GAAP Disclosure Slides (1) Earnings per share amounts included in the "Adjusted net income and Adjusted Earnings Per Share" table above may not sum due to rounding differences. (2) For the nine months ended November 30, 2024, diluted earnings per share is based on weighted average shares outstanding of 29,076, as the Series A Preferred Stock that was redeemed May 9, 2024 is anti-dilutive. The calculation of adjusted diluted earnings per share is based on weighted average shares outstanding of 30,123, as the Series A Preferred Stock is dilutive to adjusted diluted earnings per share. Adjusted net income for adjusted earnings per share also includes the addback of Series A Preferred Stock dividends for the periods noted above. For further information regarding the calculation of earnings per share, see "Item I. Financial Statements—Note 3" in the Company's Form 10-Q for the quarterly period ended November 30, 2024. (3) For the three and nine months ended November 30, 2024, represents a legal settlement and accrual related to a non-operating entity, and is classified as “Corporate” in our operating segment disclosure. For the three months ended November 30, 2023 represents a legal accrual related to the Metal Coatings segment of $4.5 million. For the nine months ended November 30, 2023, consists of the $4.5 million accrual for the Metal Coatings segment and $5.75 million for the settlement of a litigation matter related to the AIS segment that was retained following the sale of the AIS business. See "Item I. Financial Statements—Note 16" in the Company's Form 10-Q for the quarterly period ended November 30, 2024. (4) Related to retention and transition of certain executive management employees. (5) On May 9, 2024, we redeemed the Series A Preferred Stock. The redemption premium represents the difference between the redemption amount paid and the book value of the Series A Preferred Stock. (6) The non-GAAP effective tax rate for each of the periods presented is estimated at 24.0%. (7) Cash items includes certain legal settlements, accruals, and retirement and other severance expense, and costs associated with the AVAIL JV transition services agreement. (8) Non-cash items include stock-based compensation expense and other non-cash expenses. 35